UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 4, 2008

Smith Micro Software, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-26536 (Commission File Number)	33-0029027 (IRS Employer Identification No.)
51 Columbia, Suite 200
Aliso Viejo, California 92656
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (949) 362-5800
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.01	Completion of Acquisition or Disposition of Assets
     As described on the Current Report on Form 8-K of Smith Micro Software, Inc. (“Smith Micro”) dated January 4, 2008 (the “Initial 8-K”), on January 4, 2008 Smith Micro consummated its acquisition of substantially all of the assets of PCTEL, Inc. relating to PCTEL’s Mobility Solutions Group (the “Mobility Solutions Group”).
     The sole purpose of this amendment to the Initial 8-K is to incorporate as part of the Initial 8-K the information set forth below under Item 9.01 as required by Item 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
     Pursuant to paragraph (a)(4) of Item 9.01 of Form 8-K, the attached financial statements were omitted from disclosure contained in the Initial 8-K. Attached hereto as Exhibit 99.1, and incorporated herein by reference, are the audited financial statements of the Mobility Solutions Group for the years ended December 31, 2007 and 2006.
(b) Pro Forma Financial Information.
     Pursuant to paragraph (b)(2) of Item 9.01 of Form 8-K, the attached pro forma financial statements were omitted from disclosure contained in the Initial 8-K. Attached hereto as Exhibit 99.2, and incorporated herein by reference, are the required unaudited pro forma combined financial statements.
(d) Exhibits.

23.1	Consent of Grant Thornton LLP

99.1	Audited Financial Statements of the Mobility Solutions Group for the Years Ended December 31, 2007 and 2006

99.2	Unaudited Pro Forma Combined Condensed Financial Statements
Unaudited Pro Forma Combined Condensed Balance Sheet as of December 31, 2007
Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH MICRO SOFTWARE, INC.
Date: March 21, 2008	/s/ Andrew C. Schmidt
Andrew C. Schmidt
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Grant Thornton LLP

99.1	Audited Financial Statements of the Mobility Solutions Group for the Years Ended December 31, 2007 and 2006

99.2	Unaudited Pro Forma Combined Condensed Financial Statements
Unaudited Pro Forma Combined Condensed Balance Sheet as of December 31, 2007
Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2007